Top Eagle Holdings Limited
      Room 3301-3302, China Resources Building, 26 Harbour Road, Hong Kong
                    Tel: (852) 2827 2268 Fax: (852) 2827 5549



                                                As of December 14, 2004


Tengtu International Corp.
236 Avenue Road
Toronto, Ontario M5R 2J4
Canada
Attention:  Mr. Bill Ballard

            Re:   Amendment of Floating Convertible Debenture

Ladies and Gentlemen:

      We refer to the Floating Convertible Debenture Due December 15, 2004 (the "2004 Debenture") entered into between Tengtu International Corp (the "Company") and Top Eagle Holdings Limited (the "Top Eagle") on December 15, 2003.

      On December 15, 2004, pursuant to the terms of the 2004 Debenture, payment from the Company of the entire outstanding principal of US$1,000,000 (the "Outstanding Principal Amount") and accrued but unpaid interest on the 2004 Debenture is due to Top Eagle. The purpose of this letter (this "Letter") is to document the parties' agreement regarding the amendment of the 2004 Debenture. In this regard, the parties agree as follows:

1. Definitions. Capitalized terms used in this Letter without definition shall have the meanings set forth in the 2004 Debenture.

2. Amendment and Restatement of 2004 Debenture. Simultaneously with the execution of this Letter the Company is executing and delivering to Top Eagle an Amended and Restated Debenture in the form of Exhibit A attached hereto (the "Amended Debenture") and Top Eagle is returning to the Company the 2004 Debenture marked "cancelled."

3. The Closing. The Closing of the transactions contemplated by this Letter Agreement shall take place at the offices of the Company at 10:00 a.m. Pacific Standard Time, on December 14, 2004 or at such other time and place as the Company and Top Eagle mutually agree upon (the "Closing"). At the Closing:

      3.1 the Company shall deliver to Top Eagle the Amended Debenture, duly executed by an authorized representative of the Company; and

      3.2 Top Eagle shall deliver to the Company the 2004 Debenture, duly cancelled.

4. Representation and Warranties.

      4.1 Each of the Company and Top Eagle (a) represents and warrants to the other party that, except for matters that have been publicly disclosed as part of the applicable party's periodic or other filings to the U.S. Securities and Exchange Commission (the "SEC") (the "Disclosed Exceptions"), the representations and warranties made by such party in the Convertible Debenture and Warrant Purchase Agreement, dated December 21, 1999 (the "Purchase Agreement") are true and correct as of the date hereof and as of the Closing, and (b) agrees that the terms of each such representation and warranty (as modified by the Disclosed Exceptions) shall be deemed to be incorporated herein by reference and made a part hereof.

      4.2 The Company further represents and warrants that the Disclosed Exceptions, as described in each statement, report, registration statement, definitive proxy statement, and other filing filed with the SEC by the Company (collectively, the "SEC Reports"), are true and correct as of the Closing, and further that at the time such matters were disclosed, the disclosures made by the Company in respect of the Disclosed Exceptions in such SEC Reports contained no untrue statements of a material fact and did not omit to state a material fact necessary to make the statements in respect of the Disclosed Exceptions made therein, in light of the circumstances under which they were made, not misleading.

5. Conditions to Closing. Top Eagle's performance of its obligations under paragraph 3.2 above are subject to the Company's satisfaction (or Top Eagle's waiver) of the following conditions:

      5.1 The Company shall have performed and complied with all agreements, obligations and conditions contained in this Letter that are required to be performed or complied with by it on or before the Closing and

      5.2 The Company shall have obtained all approvals, consents and qualifications necessary to complete the transactions described herein, including without limitation approval, if required, from the Company's shareholders, directors, and any requisite government or third-party.

6. Agreement on Use of Proceeds from Future Financing Activities. If the Company consummates or receives additional debt or equity financing (in the form of cash or marketable securities) at any time following the Closing and prior to the Company's repayment in full of the outstanding principal and accrued but unpaid interest on the Amended Debenture (a "Qualified Financing"), the Company shall use at least 50% of the proceeds from such Qualified Financing to reduce or pay in full the balance of the then outstanding principal and accrued but unpaid interest on the Amended Debenture in accordance with the mechanics set forth therein. In connection with the foregoing, the Company shall promptly provide to Top Eagle copies of such documentation related to the Qualified Financing as Top Eagle reasonably requests. For the purposes of this Letter and the 2004 Debenture, the term "Qualified Financing" does not include any private placement of equity securities of the Company which is consummated on or prior to April 15, 2005.

7. Relationship to Purchase Agreement; Investor Rights Agreement. The provisions of the Purchase Agreement and the Investor Rights Agreement are and shall remain in full force and effect and, nothing in this Letter shall be construed as an amendment or waiver of any of the rights or obligations of the parties thereunder.

8. Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Letter and the issuance of the Amended Debenture, provided, however, that the Company shall reimburse Top Eagle for the reasonable fees and expenses of one counsel for Top Eagle not to exceed US$3,750.

9. Severability. If one or more provisions of this Letter are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Letter and the balance of the Letter shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

10. Governing Law. This Letter shall be governed by, and construed in accordance with, the laws of New York, without regard to the conflicts of law principles thereof.

11. Counterparts. This Letter may be executed in any number of identical counterparts, each of which will constitute an original but all of which together will constitute one instrument.

            If the foregoing accurately reflects your present intent, please execute this letter where indicated below and return to Top Eagle a fully-executed original.

                              Very truly yours,

                              Top Eagle Holdings Limited



                              By: /s/ Yuen Wing Shing
                                  ---------------------------------------------
                                  Name: Yuen Wing Shing
                                  Title: Director

Accepted and agreed as of this 14th day of December, 2004:

Tengtu International Corp.


By: /s/ John Watt
    ----------------
Name:  John Watt
Title: President

                                    EXHIBIT A

                            Form of Amended Debenture



                              AMENDED AND RESTATED
                         FLOATING CONVERTIBLE DEBENTURE

         NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


As of December 15, 2004                                             US$1,000,000

                           TENGTU INTERNATIONAL CORP.

FLOATING CONVERTIBLE DEBENTURE DUE JULY 31, 2005

            THIS DEBENTURE is issued by TENGTU INTERNATIONAL CORP., a corporation organized and existing under laws of the State of Delaware (the "Company"), and is designated as its Floating Convertible Debenture Due July 31, 2005.

            FOR VALUE RECEIVED, the Company promises to pay to TOP EAGLE HOLDINGS LIMITED, or its permitted assigns (the "Holder"), the principal sum of One Million Dollars (US$1,000,000.00) in the following installments:

            Date                                      Principal Payment
            ----                                      -----------------
            February 15, 2005                         US$500,000
            July 31, 2005 (the Maturity Date")        US$500,000

            Notwithstanding the foregoing repayment schedule, within ten (10) days following the closing of a Qualified Financing, the Company shall pay to Top Eagle (the "Qualified Financing Payment") in cash an amount equal to the lesser of (i) 50% of the value of the proceeds received by the Company in connection with the Qualified Financing, and (ii) the entire principal and accrued but unpaid interest on the Amended and Restated Debenture (the "Amended Debenture") outstanding as of the date of the Qualified Financing Payment.

            The Company shall pay interest on the principal sum outstanding from time to time quarterly in arrears at the per annum rate equal to the best lending rate of The Hongkong and Shanghai Banking Corporation (as in effect from time to time) plus two percent (2%) (the "Initial Interest Rate"). Accrual of interest shall commence on the first business day to occur in Hong Kong after December 15, 2004 and continue until payment in full of the principal sum of this Debenture has been made or duly provided for. Quarterly interest payments shall be due and payable commencing with March 15, 2005. If any interest payment date or applicable Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. In the event that the principal sum of this Debenture, or any other sum due hereunder, is not paid in full when due and payable, interest shall continue to accrue on the balance of any unpaid principal sum and any other such amount until such amounts are paid in full at the same rate as the Initial Interest Rate plus five percent (5%) or the highest rate permissible under applicable law, whichever is lower.

            Accrued interest on this Debenture is payable in cash at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. Subject to the provisions of Paragraphs 3 and 4 below, the Company will pay the principal of and any accrued but unpaid interest due on this Debenture as provided herein, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the applicable due date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check, or the required number of shares of Common Stock of the Company, US$0.01 par value per share (the "Common Stock"), determined pursuant to the provisions of Paragraph 4 below, shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or the equivalent conversion price value of such shares of Common Stock (as determined in accordance with Paragraph 4 below) plus any amounts so deducted.

            As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

            (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

            (c) The term "Qualified Financing" means a debt or equity financing consummated by the Company that closes at any time following the date hereof and prior to the Company's repayment in full of the outstanding principal and accrued but unpaid interest on this Debenture. For the purposes hereof, the term "Qualified Financing" does not include any private placement of equity securities of the Company which is consummated on or prior to April 15, 2005.


            This Debenture is subject to the following additional provisions:

            1. THE COMPANY SHALL BE ENTITLED TO WITHHOLD FROM ALL PAYMENTS OF PRINCIPAL OF, AND INTEREST ON, THIS DEBENTURE ANY AMOUNTS REQUIRED TO BE WITHHELD UNDER THE APPLICABLE PROVISIONS OF THE UNITED STATES INCOME TAX LAWS OR OTHER APPLICABLE LAWS AT THE TIME OF SUCH PAYMENTS, AND THE HOLDER SHALL EXECUTE AND DELIVER ALL REASONABLY REQUIRED DOCUMENTATION IN CONNECTION THEREWITH.

            2. THIS DEBENTURE HAS BEEN ISSUED SUBJECT TO INVESTMENT REPRESENTATIONS OF THE ORIGINAL PURCHASER HEREOF AND MAY BE TRANSFERRED OR EXCHANGED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND OTHER APPLICABLE STATE AND FOREIGN SECURITIES LAWS. THE HOLDER SHALL DELIVER WRITTEN NOTICE TO THE COMPANY OF ANY PROPOSED TRANSFER OF THIS DEBENTURE. IN THE EVENT OF ANY PROPOSED TRANSFER OF THIS DEBENTURE, THE COMPANY MAY REQUIRE, PRIOR TO ISSUANCE OF A NEW DEBENTURE IN THE NAME OF SUCH OTHER PERSON, THAT IT RECEIVE REASONABLE TRANSFER DOCUMENTATION INCLUDING LEGAL OPINIONS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT THE ISSUANCE OF THE DEBENTURE IN SUCH OTHER NAME DOES NOT AND WILL NOT CAUSE A VIOLATION OF THE ACT OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. PRIOR TO DUE PRESENTMENT FOR TRANSFER OF THIS DEBENTURE, THE COMPANY AND ANY AGENT OF THE COMPANY MAY TREAT THE PERSON IN WHOSE NAME THIS DEBENTURE IS DULY REGISTERED ON THE COMPANY'S DEBENTURE REGISTER AS THE OWNER HEREOF FOR THE PURPOSE OF RECEIVING PAYMENT AS HEREIN PROVIDED AND FOR ALL OTHER PURPOSES, WHETHER OR NOT THIS DEBENTURE IS OVERDUE, AND NEITHER THE COMPANY NOR ANY SUCH AGENT SHALL BE AFFECTED BY NOTICE TO THE CONTRARY. THIS DEBENTURE HAS BEEN EXECUTED AND DELIVERED PURSUANT TO THE LETTER AGREEMENT DATED AS OF DECEMBER 14, 2004 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "LETTER AGREEMENT"), AND IS SUBJECT TO THE TERMS AND CONDITIONS OF THE LETTER AGREEMENT, WHICH ARE BY THIS REFERENCE, INCORPORATED HEREIN AND MADE A PART HEREOF. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH FOR SUCH TERMS IN THE LETTER AGREEMENT.

            3. COMMENCING ON THE DATE HEREOF, THE HOLDER OF THIS DEBENTURE IS ENTITLED, AT ITS OPTION, TO CONVERT THE PRINCIPAL AMOUNT OF THIS DEBENTURE, TOGETHER WITH ACCRUED BUT UNPAID INTEREST, INTO SHARES OF COMMON STOCK OF THE COMPANY (THE "CONVERSION SHARES"). THE HOLDER MAY CONVERT UP TO THE ENTIRE PRINCIPAL AMOUNT, TOGETHER WITH ACCRUED BUT UNPAID INTEREST, OR ANY PORTION THEREOF, AT A CONVERSION PRICE FOR EACH SHARE OF COMMON STOCK OF US$1.50 (THE "BASE CONVERSION PRICE").

            4. THE ENTIRE UNPAID PRINCIPAL AMOUNT OF THIS DEBENTURE AND ACCRUED INTEREST THEREON OUTSTANDING ON THE MATURITY DATE SHALL, AT THE OPTION OF THE HOLDER, BE CONVERTED INTO COMMON STOCK ON SUCH DATE AT A CONVERSION PRICE EQUAL TO THE MARKET PRICE MINUS AN AMOUNT EQUAL TO TWENTY PERCENT (20%) OF SUCH MARKET PRICE (THE "DEFAULT CONVERSION PRICE") (THE DEFAULT CONVERSION PRICE AND THE BASE CONVERSION PRICE ARE COLLECTIVELY REFERRED TO AS THE "CONVERSION PRICE"); PROVIDED, HOWEVER, THAT UNDER NO CIRCUMSTANCES CAN THE NUMBER OF CONVERSION SHARES EXCEED 50.1% OF THE COMMON STOCK OUTSTANDING AS OF THE DATE OF CONVERSION. FOR PURPOSES OF THIS PARAGRAPH 4, "MARKET PRICE" MEANS THE AVERAGE CLOSING PRICE FOR SHARES OF THE COMMON STOCK FOR THE TWENTY (20) TRADING DAYS PRIOR TO THE MATURITY DATE. IN THE EVENT THAT SHARES OF THE COMMON STOCK HAVE NOT BEEN TRADED DURING SUCH TWENTY (20) DAY PERIOD, THE "MARKET PRICE" SHALL MEAN THE AVERAGE CLOSING PRICE FOR SHARES OF THE COMMON STOCK FOR ANY TWENTY
(20) CONSECUTIVE TRADING DAYS DURING THE SIX (6) MONTH PERIOD IMMEDIATELY PRIOR TO THE MATURITY DATE; AND, PROVIDED, FURTHER, THAT, IF THERE HAS BEEN NO SUCH TRADING ACTIVITY DURING SUCH SIX (6) MONTH PERIOD, THE HOLDER AND THE COMPANY SHALL DISCUSS IN GOOD FAITH A MUTUALLY SATISFACTORY MECHANISM FOR FORMULATING THE "MARKET PRICE". THE NUMBER OF SHARES OF COMMON STOCK AND THE AMOUNT OF EACH CONVERSION PRICE ARE SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN.

            5. (A) CONVERSION SHALL BE EFFECTUATED BY (I) THE HOLDER SURRENDERING TO THE COMPANY, (1) IN THE CASE OF CONVERSION OF ALL OUTSTANDING PRINCIPAL, THIS DEBENTURE, OR (2) IN THE CASE OF PARTIAL CONVERSION, AN AGREED FORM OF RELEASE AND DISCHARGE TO THE EXTENT OF THE PRINCIPAL AMOUNT TO BE CONVERTED TOGETHER WITH (II) THE FORM OF CONVERSION NOTICE ATTACHED HERETO AS EXHIBIT A (THE "NOTICE OF CONVERSION"), EXECUTED BY THE HOLDER OF THIS DEBENTURE EVIDENCING SUCH HOLDER'S INTENTION TO CONVERT THIS DEBENTURE OR A SPECIFIED PORTION HEREOF, AND ACCOMPANIED, IF REQUIRED BY THE COMPANY, BY PROPER ASSIGNMENT HEREOF IN BLANK. INTEREST ACCRUED OR ACCRUING FROM THE DATE OF ISSUANCE TO THE DATE OF CONVERSION SHALL, AT THE OPTION OF THE HOLDER, BE PAID IN CASH AS SET FORTH ABOVE OR IN COMMON STOCK UPON CONVERSION AT THE APPLICABLE CONVERSION PRICE ON THE CONVERSION DATE. NO FRACTION OF A SHARE OR SCRIP REPRESENTING A FRACTION OF A SHARE WILL BE ISSUED ON CONVERSION, BUT THE NUMBER OF SHARES ISSUABLE SHALL BE ROUNDED TO THE NEAREST WHOLE SHARE. THE DATE ON WHICH NOTICE OF CONVERSION IS GIVEN (THE "CONVERSION DATE") SHALL BE DEEMED TO BE THE DATE ON WHICH THE HOLDER FAXES THE NOTICE OF CONVERSION DUTY EXECUTED TO THE COMPANY. FACSIMILE DELIVERY OF THE NOTICE OF CONVERSION SHALL BE ACCEPTED BY THE COMPANY AT FACSIMILE NUMBER (416) 963-9659 ATTN.: CHAIRMAN. ONE OR MORE CERTIFICATES REPRESENTING THE NUMBER OF FULL SHARES OF COMMON STOCK ISSUABLE UPON SUCH CONVERSION WILL BE DELIVERED, AT THE COMPANY'S EXPENSE, TO THE HOLDER WITHIN TEN (10) BUSINESS DAYS FROM THE DATE THE NOTICE OF CONVERSION IS DELIVERED TO THE COMPANY. DELIVERY OF SHARES OF COMMON STOCK UPON CONVERSION SHALL BE MADE TO THE ADDRESS SPECIFIED BY THE HOLDER IN THE NOTICE OF CONVERSION. FOR PURPOSES OF THIS PARAGRAPH 5, "BUSINESS DAYS" SHALL MEAN DAYS ON WHICH COMMERCIAL BANKS ARE OPEN FOR BUSINESS IN HONG KONG AND NEW YORK.

                  (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the ten (10) business day period described in Paragraph 5(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days after the date the Notice of Conversion is delivered to the Company).

--------------------------------------------------------------------------------
                                                   Late Payment for Each
       No. Business Days Late                       $5,000 of Principal
                                                   Amount Being Converted
--------------------------------------------------------------------------------
                  1                                        $100
--------------------------------------------------------------------------------
                  2                                        $200
--------------------------------------------------------------------------------
                  3                                        $300
--------------------------------------------------------------------------------
                  4                                        $400
--------------------------------------------------------------------------------
                  5                                        $500
--------------------------------------------------------------------------------
                  6                                        $600
--------------------------------------------------------------------------------
                  7                                        $700
--------------------------------------------------------------------------------
                  8                                        $800
--------------------------------------------------------------------------------
                  9                                        $900
--------------------------------------------------------------------------------
                 10                                       $1,000
--------------------------------------------------------------------------------
            More than 10                    $1,000+$200 for each Business Day
                                               Late beyond 10 Business Days
--------------------------------------------------------------------------------

            The Company shall pay any payments incurred under this Paragraph 5(b) upon demand in immediately available funds. Nothing herein shall limit the Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the Holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within ten (10) business days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

                  (c) If at any time (i) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Paragraph 5 or (ii) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Act) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the Holder hereof to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this Debenture for cash at a redemption price equal to one hundred ten percent (110%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (ii) to the Company's right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon receipt of the Notice of Conversion.

            5. (d) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the Holder's conversion privilege.

            6. THE CONVERSION SHARES: (A) SHALL BE CREDITED AS FULLY PAID; (B) SHALL RANK PARI PASSU IN ALL RESPECTS AND FORM ONE CLASS WITH THE SHARES OF COMMON STOCK THEN IN ISSUE AND (C) ENTITLE THE HOLDER TO BE PAID AN APPROPRIATE PROPORTION OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS DECLARED, MADE OR PAID ON SHARES OF COMMON STOCK IN RESPECT OF THE CALENDAR YEAR IN WHICH THE RELEVANT CONVERSION DATE FALLS, BUT NOT IN RESPECT OF AN EARLIER FINANCIAL YEAR.

            7. NO PROVISION OF THIS DEBENTURE SHALL ALTER OR IMPAIR THE OBLIGATION OF THE COMPANY, WHICH IS ABSOLUTE AND UNCONDITIONAL, TO PAY THE PRINCIPAL OF, AND INTEREST ON, THIS DEBENTURE AT THE TIME PLACE, AND RATE, AND IN THE COIN OR CURRENCY OR SHARES OF COMMON STOCK, HEREIN PRESCRIBED. THIS DEBENTURE IS A DIRECT OBLIGATION OF THE COMPANY.

            8. THE COMPANY SHALL AT ALL TIMES RESERVE AND KEEP AVAILABLE OUT OF ITS AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK SOLELY FOR THE PURPOSE OF EFFECTING THE CONVERSION OF THE DEBENTURE SUCH NUMBER OF ITS SHARES OF COMMON STOCK AS SHALL FROM TIME TO TIME BE SUFFICIENT TO EFFECT THE CONVERSION OF THE DEBENTURE; AND, IF AT ANY TIME THE NUMBER OF AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK SHALL NOT BE SUFFICIENT TO EFFECT THE CONVERSION OF THE ENTIRE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE, IN ADDITION TO SUCH OTHER REMEDIES AS SHALL BE AVAILABLE TO THE HOLDER, THE COMPANY WILL USE ITS BEST EFFORTS TO TAKE SUCH CORPORATE ACTION AS MAY, IN THE OPINION OF ITS COUNSEL, BE NECESSARY TO INCREASE ITS AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK TO SUCH NUMBER OF SHARES AS SHALL BE SUFFICIENT FOR SUCH PURPOSES.

            9. (A) IN THE EVENT THE COMPANY SHALL PAY A SHARE DIVIDEND OR OTHER DISTRIBUTION PAYABLE IN SHARES OF COMMON STOCK ON THE SHARES OF COMMON STOCK, OR THE ISSUED SHARES OF COMMON STOCK SHALL BE SUBDIVIDED, COMBINED OR CONSOLIDATED, BY RECLASSIFICATION OR OTHERWISE, INTO A GREATER OR LESSER NUMBER OF SHARES OF COMMON STOCK, THE CONVERSION PRICE IN EFFECT IMMEDIATELY PRIOR (AND EACH CONVERSION PRICE IN EFFECT SUBSEQUENT) TO SUCH SUBDIVISION OR COMBINATION SHALL, CONCURRENTLY WITH THE EFFECTIVENESS OF SUCH SUBDIVISION, COMBINATION OR CONSOLIDATION, BE PROPORTIONATELY ADJUSTED. IN THE CASE OF A SHARE DIVIDEND OR OTHER DISTRIBUTION PAYABLE IN SHARES OF COMMON STOCK SUCH ADJUSTMENT SHALL OCCUR AS FOLLOWS: THE CONVERSION PRICE THAT IS THEN IN EFFECT (AND IN EFFECT AT ANY TIME THEREAFTER) SHALL BE DECREASED AS OF THE TIME OF SUCH ISSUANCE, OR IN THE EVENT A RECORD DATE IS FIXED, AS OF THE CLOSE OF BUSINESS ON SUCH RECORD DATE, BY MULTIPLYING THE CONVERSION PRICE THEN (AND THEREAFTER) IN EFFECT BY A FRACTION (1) THE NUMERATOR OF WHICH IS THE TOTAL NUMBER OF SHARES OF ISSUED COMMON STOCK IMMEDIATELY PRIOR TO THE TIME OF SUCH ISSUANCE OR THE CLOSE OF BUSINESS ON SUCH RECORD DATE, AS THE CASE MAY BE, AND (2) THE DENOMINATOR OF WHICH IS THE TOTAL NUMBER OF SHARES OF ISSUED COMMON STOCK IMMEDIATELY PRIOR TO THE TIME OF SUCH ISSUANCE OR THE CLOSE OF BUSINESS ON SUCH RECORD DATE PLUS THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE IN PAYMENT OF SUCH DIVIDEND OR DISTRIBUTION; PROVIDED, HOWEVER, THAT, IF SUCH RECORD DATE IS FIXED AND SUCH DIVIDEND IS NOT FULLY PAID OR IF SUCH DISTRIBUTION IS NOT FULLY MADE ON THE DATE FIXED THEREFOR, THE CONVERSION PRICE SHALL BE RECOMPUTED ACCORDINGLY AS OF THE CLOSE OF BUSINESS ON SUCH RECORD DATE AND THEREAFTER THE CONVERSION PRICE SHALL BE ADJUSTED TO REFLECT THE ACTUAL PAYMENT OF SUCH DIVIDEND OR DISTRIBUTION.

                        (b) Upon the occurrence of each adjustment of the Conversion Price pursuant to this Paragraph 9, the Company, at its expense, shall promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment in accordance with the terms hereof and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to the Holder and shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth all such adjustments and (ii) the Conversion Price at the time in effect.

            10. (A) IF THE COMPANY SHALL (I) EFFECT A REORGANIZATION, (II) CONSOLIDATE WITH OR MERGE INTO ANY OTHER PERSON, OR (III) TRANSFER ALL OR SUBSTANTIALLY ALL OF ITS PROPERTIES OR ASSETS TO ANY OTHER PERSON UNDER ANY PLAN OR ARRANGEMENT CONTEMPLATING THE DISSOLUTION OF THE COMPANY WITHIN 24 MONTHS FROM THE DATE OF SUCH TRANSFER (ANY SUCH TRANSACTION BEING HEREINAFTER SOMETIMES REFERRED TO AS A "REORGANIZATION") THEN, IN EACH SUCH CASE, THE HOLDER OF THIS DEBENTURE, ON THE EXERCISE HEREOF AS PROVIDED IN PARAGRAPH 3 AT ANY TIME AFTER THE CONSUMMATION OR EFFECTIVE DATE OF SUCH REORGANIZATION (THE "EFFECTIVE DATE"), SHALL RECEIVE, IN LIEU OF THE SHARES OF COMMON STOCK ISSUABLE ON SUCH EXERCISE PRIOR TO SUCH CONSUMMATION OR SUCH EFFECTIVE DATE, THE STOCK AND OTHER SECURITIES AND PROPERTY (INCLUDING CASH) TO WHICH THE HOLDER WOULD HAVE BEEN ENTITLED UPON SUCH CONSUMMATION OR IN CONNECTION WITH SUCH DISSOLUTION, AS THE CASE MAY BE, IF THE HOLDER HAD SO EXERCISED THIS DEBENTURE, IMMEDIATELY PRIOR THERETO; PROVIDED THAT THE SUCCESSOR CORPORATION IN ANY SUCH REORGANIZATION WHERE THE COMPANY WILL NOT BE THE SURVIVING ENTITY (THE "ACQUIRING COMPANY") HAS AGREED PRIOR TO SUCH REORGANIZATION IN A WRITING SATISFACTORY IN FORM AND SUBSTANCE TO THE HOLDER THAT THIS DEBENTURE SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE TERMS HEREOF SHALL BE APPLICABLE TO THE SHARES OF STOCK AND OTHER SECURITIES AND PROPERTY RECEIVABLE ON EXERCISE AFTER THE CONSUMMATION OF SUCH REORGANIZATION, AND SHALL BE BINDING UPON THE ISSUER OF ANY SUCH STOCK OR OTHER SECURITIES (INCLUDING, IN THE CASE OF ANY TRANSFER OF PROPERTIES OR ASSETS REFERRED TO ABOVE, THE PERSON ACQUIRING ALL OR SUBSTANTIALLY ALL OF THE PROPERTIES OR ASSETS OF THE COMPANY). (B) IN THE CASE OF ANY SUCH REORGANIZATION WHERE THE COMPANY WILL NOT BE THE SURVIVING ENTITY (THE "ACQUIRING COMPANY") AND THE ACQUIRING COMPANY HAS NOT AGREED IN WRITING SATISFACTORY IN FORM AND SUBSTANCE TO THE HOLDER TO CONTINUE THIS DEBENTURE, THEN THE COMPANY SHALL NOTIFY THE HOLDER IN WRITING AT LEAST 30 DAYS PRIOR TO THE EFFECTIVE DATE OF SUCH REORGANIZATION. DURING THE 30-DAY PERIOD FOLLOWING THE HOLDER'S RECEIPT OF SUCH NOTICE, (THE "NOTICE PERIOD") THE HOLDER, UPON WRITTEN NOTICE TO THE COMPANY, MAY ELECT TO: (I) EXERCISE THIS DEBENTURE OR ANY PART THEREOF AT AN EXERCISE PRICE (THE "DISCOUNTED EXERCISE PRICE") EQUAL TO THE THEN PREVAILING CONVERSION PRICE HEREUNDER DISCOUNTED AT THE DISCOUNT RATE (AS USED HEREIN THE "DISCOUNT RATE" SHALL MEAN THE THEN PREVAILING INTEREST RATE ON U.S. TREASURY NOTES ISSUED ON (OR IMMEDIATELY PRIOR TO) THE DATE OF SUCH 30-DAY NOTICE AND MATURING ON JULY 31, 2005 (OR IMMEDIATELY PRIOR THERETO), SUCH RATE TO BE COMPOUNDED ANNUALLY THROUGH JULY 31, 2005, AND IN NO EVENT TO BE LESS THAN 10% ANNUALLY); OR

                  (II) REQUIRE THE COMPANY TO PAY TO THE HOLDER AN AMOUNT (THE "MERGER PROFIT AMOUNT") EQUAL TO THE DIFFERENCE BETWEEN THE FAIR MARKET VALUE PER SHARE OF COMMON STOCK OF THE COMPANY BEING PURCHASED BY THE ACQUIRING COMPANY IN THE REORGANIZATION AND THE DISCOUNTED EXERCISE PRICE DESCRIBED IN CLAUSE (I) ABOVE AND THE DEBENTURE SHALL SIMULTANEOUSLY EXPIRE. THE MERGER PROFIT AMOUNT SHALL BE PAYABLE IN THE SAME FORM AS THE COMMON STOCKHOLDERS OF THE COMPANY SHALL BE PAID BY THE ACQUIRING COMPANY FOR THEIR SHARES OF COMMON STOCK OF THE COMPANY. THE FAIR MARKET VALUE OF ANY NONCASH PROPERTY RECEIVED FROM THE ACQUIRING COMPANY UPON THE REORGANIZATION SHALL BE DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS OF THE COMPANY, AS APPROVED BY THE COMPANY'S STOCKHOLDERS.

            11. THE HOLDER, BY ACCEPTANCE HEREOF, AGREES THAT THIS DEBENTURE IS BEING ACQUIRED FOR INVESTMENT AND THAT SUCH HOLDER WILL NOT OFFER, SELL OTHERWISE DISPOSE OF THIS DEBENTURE OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF EXCEPT UNDER CIRCUMSTANCES WHICH WILL NOT RESULT IN A VIOLATION OF THE ACT OR ANY APPLICABLE STATE BLUE SKY OR FOREIGN LAWS OR SIMILAR LAWS RELATING TO THE SALE OF SECURITIES.

            12. THIS DEBENTURE AND THE LETTER AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY CONSENTS TO THE JURISDICTION OF THE FEDERAL COURTS WHOSE DISTRICTS ENCOMPASS ANY PART OF THE CITY OF NEW YORK OR THE STATE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS DEBENTURE AND THE LETTER AGREEMENT, AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTIONS.

            13. EACH OF THE FOLLOWING EVENTS SHALL CONSTITUTE AN "EVENT OF DEFAULT":

            (a) The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) days; or

            (b) Any of the representations or warranties made by the Company herein, in the Letter Agreement, the Investor Rights Agreement, any Ancillary Agreement or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Letter Agreement shall be false or misleading in any material respect at the time made; or

            (c) The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Letter Agreement or the Investor Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

            (d) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Letter Agreement, the Investor Rights Agreement, any Ancillary Agreement or this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

            (e) The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            (f) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            (g) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

            (h) Any money judgment, writ or warrant of attachment, or similar process in excess of Five Hundred Thousand US Dollars ($500,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

            (i) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

            (j) The Company shall have its Common Stock suspended from trading on an exchange or the Nasdaq OTCBB for in excess of fifteen (15) trading days or delisted from trading on an exchange or the Nasdaq OTCBB for in excess of two
(2) trading days; or

            (k) Mr. William Ballard shall voluntarily cease to be the Chairman and a member of the Board of Directors of the Company.

THEN, OR AT ANY TIME THEREAFTER, AND IN EACH AND EVERY SUCH CASE, UNLESS SUCH EVENT OF DEFAULT SHALL HAVE BEEN WAIVED IN WRITING BY THE HOLDER (WHICH WAIVER SHALL NOT BE DEEMED TO BE A WAIVER OF ANY SUBSEQUENT DEFAULT) THIS DEBENTURE SHALL IMMEDIATELY BECOME DUE AND PAYABLE, WITHOUT PRESENTMENT, DEMAND, PROTEST OR NOTICE OF ANY KIND, ANY IMPLIED OR EXPRESS RIGHT TO WHICH HEREBY EXPRESSLY WAIVED BY THE COMPANY, ANYTHING HEREIN OR IN ANY NOTE OR OTHER INSTRUMENTS CONTAINED TO THE CONTRARY NOTWITHSTANDING, AND THE HOLDER MAY IMMEDIATELY ENFORCE ANY AND ALL OF THE HOLDER'S RIGHTS AND REMEDIES PROVIDED HEREIN OR ANY OTHER RIGHTS OR REMEDIES AFFORDED BY LAW; PROVIDED THAT ANY PAYMENT OF THIS DEBENTURE IN CONNECTION WITH AN EVENT OF DEFAULT (OTHER THAN A DELISTING OF ITS COMMON STOCK PURSUANT TO CLAUSE (J)) MAY BE MADE, AT THE COMPANY'S ELECTION, IN CASH OR IN SHARES OF COMMON STOCK, IN SUCH NUMBER AS WOULD BE ISSUED AT THE DEFAULT CONVERSION PRICE.,

            14. ANY PROVISION OF THIS DEBENTURE MAY BE AMENDED, WAIVED OR MODIFIED UPON THE WRITTEN CONSENT OF THE COMPANY AND THE HOLDER.

            15. NOTHING CONTAINED IN THIS DEBENTURE SHALL BE CONSTRUED AS CONFERRING UPON THE HOLDER OR ANY OTHER PERSON THE RIGHT TO VOTE OR TO RECEIVE DIVIDENDS OR TO CONSENT OR RECEIVE NOTICE AS A SHAREHOLDER IN RESPECT OF ANY MEETING OF SHAREHOLDERS OR ANY RIGHTS WHATSOEVER AS A SHAREHOLDER OF THE COMPANY, UNLESS AND TO THE EXTENT CONVERTED IN ACCORDANCE WITH THE TERMS HEREOF.

            IN WITNESS WHERE OF, the Company has caused this Debenture to be duly executed by an officer thereunto duly authorized.

Dated: December 14, 2004
                                    TENGTU INTERNATIONAL CORP.
(Corporate Seal)

                                    BY:   John Watt
                                          ---------------
                                    NAME: John Watt
                                    TITLE:  President
Attest:


----------------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

            The undersigned, the holder of the below-referenced Debenture, hereby irrevocably elects to convert $ of the principal amount of the Amended and Restated Floating Convertible Debenture Due July 31, 2005 issued by Tengtu International Corp. (the "Company") into Shares of Common Stock of the Company according to the conditions and as of the date set forth below.*

Date of Conversion:
                   -------------------------------------------------------------

Principal Amount to be Converted:
                                  ----------------------------------------------
Applicable Conversion Price:
                            ----------------------------------------------------

Signature:
          ----------------------------------------------------------------------
[Name]

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------


* This original Debenture must be received by the Company by the tenth (10th) Hong Kong business day following the Date of Conversion, if such conversion represents the remaining principal balance of the Debenture.